UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2005


                        GENERAL DATACOMM INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                      1-8086                   06-0853856
----------------------------         ------------           ------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


         6 RUBBER AVENUE, NAUGATUCK, CT                           06770
         ----------------------------------------               ----------
         (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203)-729-0271
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.    Enter into a Material Definitive Agreement

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 9, 2005, the Corporation entered into amendments of its loan arrangements with Howard S. Modlin, Chairman of the Board and Chief Executive Officer, and John Segall, a Director. Pursuant to such amendments, an aggregate of $1,600,000 in secured loans from such directors maturing between September 29, 2005 and September 29, 2006 were extended. Such amendments provided that 50% of each such amended and restated note was amended to be payable one year from the original due date and 50% of each such amended and restated note was amended to be payable two years from the original due date. The conversion features of four notes held by Mr. Modlin, which were convertible into an aggregate of 1,103,896 shares of Common Stock, and three notes held by Mr. Segall, which were convertible into an aggregate of 501,698 shares of Common Stock, were eliminated, and unpaid accrued interest aggregating $230,945.21, was added to the amended and restated notes. In addition, while interest will continue to accrue at the rate of 10% per annum from December 9, 2005, the first interest payment on the amended and restated notes will not commence until May 1, 2006. In connection with the transactions, Mr. Modlin and Mr. Segall each received seven year warrants expiring December 8, 2012 to purchase Common Stock at 57-1/2 cents per share covering 2,084,204 shares and 1,100,047 shares, respectively. The transactions were unanimously approved by the Corporation's Board of Directors on December 9, 2005.

Item 9.01(d) Exhibits

4.1      Warrant D-2 Modlin
4.2      Warrant D-3 Segall
10.1     Fifth Amendment to Additional Senior Security Agreement
10.2     Amended and Restated $343,315.07 Promissory Note - Modlin
10.3     Amended and Restated $343,315.07 Promissory Note - Segall
10.4     Amended and Restated $143,047.95 Promissory Note - Modlin
10.5     Amended and Restated $143,047.95 Promissory Note - Segall
10.6     Amended and Restated $146,164.38 Promissory Note - Modlin
10.7     Amended and Restated $146,164.38 Promissory Note - Segall
10.8     Amended and Restated $286,095.84 Promissory Note - Modlin
10.9     Amended and Restated $279,794.52 Promissory Note - Modlin

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       General DataComm Industries, Inc.
                                       (Registrant)

                                       By: /s/ WILLIAM G. HENRY
                                           ------------------------------------
                                           William G. Henry
                                           Vice President, Finance and
                                           Administration, and Principal
                                           Financial Officer

December 14 , 2005

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